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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): October 7, 1999


                       AMERICAN HOME PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                     1-1225            13-2526821

      (State or other                     (Commission       (IRS Employer
      jurisdiction of incorporation)      File Number)      Identification No.)




         Five Giralda Farms, Madison, New Jersey                    07940
         (Address of Principal Executive Offices)                 (Zip Code)


         Registrant's telephone number, including area code: 973-660-5000


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Item 5.  Other Events.

     On October 7, 1999, American Home Products Corporation ("AHP") announced that it reached a comprehensive, national settlement to resolve litigation against AHP brought by people who used REDUX (dexfenfluramine) or PONDIMIN (fenfluramine). AHP issued a press release concerning the settlement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also attached as Exhibit 99.2 is the "Memorandum of Understanding Concerning Settlement of Diet Drug Litigation" which details the terms of the settlement and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

       (99.1) Press Release dated October 7, 1999.

       (99.2) Memorandum of Understanding Concerning Settlement of Diet Drug
              Litigation




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN HOME PRODUCTS CORPORATION

                                       By: /s/ Paul J. Jones
                                       Vice President and Comptroller
                                       (Duly Authorized Signatory and
                                       Chief Accounting Officer)
Dated: October 8, 1999






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                                  EXHIBIT INDEX



       (99.1) Press Release dated October 7, 1999.

       (99.2) Memorandum of Understanding Concerning Settlement of Diet Drug
              Litigation